IVY FUNDS
Macquarie Natural Resources Fund (formerly, Delaware Ivy Natural Resources Fund)
Macquarie Systematic Emerging Markets Equity Fund (formerly, Delaware Ivy Systematic Emerging Markets Equity Fund)

(each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Statutory Prospectus and
Statement of Additional Information (“SAI”) dated July 31, 2025, as may be amended

The joint special shareholder meeting for the Funds has been adjourned to November 13, 2025.
The foregoing is not a solicitation of any proxy. Please read the proxy statement carefully because it contains important information regarding the proposed new advisory agreement and the transaction. The proxy statement is available for free on the website of the US Securities and Exchange Commission (www.sec.gov).
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
Please keep this Supplement for future reference.
This Supplement is dated November 12, 2025.